                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             TROVER SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 (TROVER LOGO)

                                                                   April 3, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Trover Solutions, Inc. to be held on May 10, 2002 at Watterson Tower, Louisville, Kentucky 40218. The meeting will begin promptly at 9:30 a.m., local time.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the Proxy Statement provided herewith.

     Please date, sign and return your proxy card in the enclosed envelope at your convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     On behalf of your Board of Directors, thank you for your continued support and interest in Trover Solutions, Inc.

                                           Sincerely,

                                           /s/ Patrick B. McGinnis
                                           Patrick B. McGinnis
                                           Chairman of the Board and
                                           Chief Executive Officer

                              1400 Watterson Tower
                           Louisville, Kentucky 40218

                                 (TROVER LOGO)

                             TROVER SOLUTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 10, 2002

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Trover Solutions, Inc. (the "Company") will be held at Watterson Tower, Louisville, Kentucky 40218, on Friday, May 10, 2002, at 9:30 a.m., local time, for the following purposes:

          (i) To elect two (2) Class B directors to three-year terms expiring at the 2005 annual meeting of stockholders;

          (ii) To approve the adoption of the Trover Solutions, Inc. Outside Directors Equity Compensation Plan (the "2002 Outside Directors Stock Plan");

          (iii) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company to serve for 2002; and

          (iv) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 19, 2002 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. A list of stockholders as of the close of business on March 19, 2002 will be available at the Company's offices for examination during normal business hours by any stockholder during the period from April 30, 2002, through the Annual Meeting.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ Douglas R. Sharps
                                          Douglas R. Sharps
                                          Executive Vice President --
                                          Finance and Administration,
                                          Chief Financial Officer and Secretary

Louisville, Kentucky
April 3, 2002

     PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                             TROVER SOLUTIONS, INC.
                              1400 WATTERSON TOWER
                           LOUISVILLE, KENTUCKY 40218

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2002

                                                                   APRIL 3, 2002

     The enclosed form of proxy is solicited by the Board of Directors of Trover Solutions, Inc. (the "Company") for use at the annual meeting of stockholders to be held on May 10, 2002 (the "Annual Meeting"), and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the notice attached hereto. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking such proxy or (ii) a duly executed proxy bearing a later date. Furthermore, if a stockholder attends the Annual Meeting and elects to vote in person, any previously executed proxy is thereby revoked.

     Only stockholders of record as of the close of business on March 19, 2002 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 9,549,466 shares of common stock, $0.001 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote. No cumulative voting rights are authorized and appraisal rights for dissenting stockholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to stockholders of record on or about April 3, 2002.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote").

     The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect the directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required with respect to the approval of the Trover Solutions, Inc. Outside Directors Equity Compensation Plan (the "2002 Outside Directors Stock Plan"), the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants and any other matter that may properly come before the Annual Meeting. With respect to any other matter that may properly come before the Annual Meeting for stockholder consideration, abstentions will be counted in determining the minimum number of affirmative votes required for approval of any matter presented for stockholder consideration and accordingly, will have the effect of a vote against any such matter. Broker non-votes will not be counted as votes for or against matters presented for stockholder consideration.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     The Company's Board of Directors (the "Board") is divided into three classes designated as Class A, Class B and Class C, serving staggered, three-year terms. Of the current seven directors, two will continue to serve for terms expiring in 2003, two will continue to serve for terms expiring in 2004 (the "Continuing Directors") and one intends to resign from the Board as of the Annual Meeting. At the Annual Meeting, William C. Ballard, Jr. and Lauren
N. Patch will stand for election to serve as Class B directors for three-year terms expiring at the 2005 annual meeting of stockholders, or until their successors are duly elected and qualified.

     The Board has no reason to believe that either of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting either of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than two directors. The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect the directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends the election of each of William C. Ballard, Jr. and Lauren N. Patch to the office of Class B director to hold office for a three-year term, or until their successors are duly elected and qualified.

                           MANAGEMENT OF THE COMPANY

DIRECTORS

     Set forth below are the Continuing Directors and the nominees for election to the Board. Also set forth below as to each Continuing Director and nominee is his or her age, the year in which he or she was first elected a director, a brief description of his or her principal occupation and business experience during the past five years, directorships of certain companies presently held by him or her, and certain other information, which information has been furnished by the respective individuals.

NOMINEES

CLASS B DIRECTOR -- TERM EXPIRING 2005

MR. WILLIAM C. BALLARD, JR.
Age 61
Director Since 1997

     Mr. Ballard is of counsel to the law firm Greenebaum Doll & McDonald in Louisville, Kentucky. He retired in 1992 after 22 years as the Chief Financial Officer and a director of Humana Inc. Mr. Ballard serves on the boards of directors of Health Care REIT, Inc. and UnitedHealth Group.

MR. LAUREN N. PATCH
Age 50
Director Since 2001

     Mr. Patch is the President, the Chief Executive Officer and a director of Wyncom, Inc., a provider of leadership training and education. He also served as a consultant to and Interim Chief Executive Officer of InsurePoint.com, an internet company that facilitates communications between insurers and their agents. He is the past Chief Executive Officer and President of The Ohio Casualty Insurance Company, a Fortune 1000 company in the insurance and financial services sectors. He is a past director of Ohio Casualty Corporation, First Financial Bancorp and the Insurance Services Office.

CONTINUING DIRECTORS

CLASS C DIRECTORS -- TERM EXPIRING 2003

MS. JILL L. FORCE
Age 49
Director Since 1997

     Ms. Force has been a partner with The Allegro Group, a healthcare financial advisory firm, since November 1999. She most recently served as Chief Financial Officer as part of a turn around project completed in December 2001 for Rehab Designs of America Corporation, a privately-held healthcare company ("RDA"). RDA filed a voluntary bankruptcy petition under Chapter 11 of the Federal bankruptcy laws in February 2001. Ms. Force was employed by Vencor, Inc. ("Vencor") from 1989 to 1999, most recently as Senior Vice President, General Counsel and Corporate Secretary. Vencor filed a voluntary bankruptcy petition under Chapter 11 of the Federal bankruptcy laws in September 1999.

MR. PATRICK B. MCGINNIS
Age 54
Director Since 1997

     In 1988, Mr. McGinnis left Humana Inc., where he served as Vice
President -- Finance & Planning, to co-found the Company. He served as the Company's Chief Executive Officer until August 1996, when he left the Company to become President of the Medaphis Healthcare Information Technology Company, which provides a variety of sophisticated software solutions to healthcare enterprises throughout the United States. He rejoined the Company in January 1997 as its Chairman and Chief Executive Officer.

CLASS A DIRECTORS -- TERM EXPIRING 2004

MR. JOHN H. NEWMAN
Age 57
Director Since 1997

     Mr. Newman is a senior partner in the international law firm of Sidley Austin Brown & Wood LLP. He joined the firm in 1972 and was made partner in 1980. Based in New York City, Mr. Newman's legal practice is concentrated on the representation of domestic and international issuers and underwriters in the capital formation process.

MR. CHRIS B. VAN ARSDEL
Age 58
Director Since 1997

     Mr. Van Arsdel is an independent consultant in the technology services industry. He previously served as a Senior Vice President at BancTec, Inc. ("BancTec"). He was responsible for the company's hardware and software products, and its service organization. Prior to joining BancTec, Mr. Van Arsdel was an executive with Electronic Data Systems Corporation, responsible for technical engineering and customer service support groups.

OPERATION OF THE BOARD OF DIRECTORS

Audit Committee

     The Company has an Audit Committee of the Board which is composed of Jill
L. Force, Chairperson, Lauren N. Patch, and Chris B. Van Arsdel. Each member of the Audit Committee is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Audit Committee is responsible for, among other things, recommending to the Board of Directors the accounting firm that will serve as independent accountants for the Company and reviewing the Company's internal accounting controls. The Audit Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board. In February 2002, the Board adopted a revised written charter for the

Audit Committee (the "Audit Committee Charter"). The Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Compensation Committee

     The Company has a Compensation Committee of the Board which is composed of William C. Ballard, Jr., Chairperson, Lauren N. Patch and John H. Newman. The Compensation Committee, among other things, approves base salaries of executive officers, approves the terms of annual incentive or bonus plans in which executive officers participate and reviews and makes recommendations to the Board concerning approval and adoption of and amendments to stock-based compensation plans. The Compensation Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board.

Nominating Committee

     The Company has a Nominating Committee of the Board which is composed of William C. Ballard, Jr., Chairperson, Lauren N. Patch and John H. Newman. The Nominating Committee is responsible for reviewing the qualifications and backgrounds of, and recommending, candidates for election to the Board. The Nominating Committee may consider recommendations from stockholders for nominees to the Board if submitted in accordance with the Company's Bylaws. Because Messrs. Ballard and Patch's terms of office on the Board expire at the Annual Meeting, the Board reviewed the qualifications and backgrounds of candidates for election to the Board at the Annual Meeting.

Attendance

     During 2001, the Board met 6 times, the Audit Committee met 4 times, the Compensation Committee met 3 times, and the Nominating Committee met 4 times. All of the directors attended 75% or more of the aggregate number of meetings of the Board held during 2001, or following their appointment to the Board if appointed during 2001, and all committees on which they served during 2001.

Resignation of Director

     Herbert A. Denton will not stand for re-election and will resign from the Board as of the Annual Meeting. The Board has not nominated a replacement to fill the vacancy on the Board resulting from Mr. Denton's departure. Under the Company's Certificate of Incorporation and Bylaws, a vacancy on the Board created by a resignation may be filled by a majority vote of the remaining directors. A director so chosen to fill the vacancy would hold office until the next succeeding annual meeting.

DIRECTORS' COMPENSATION

     The Company pays its non-employee directors an annual retainer in the amount of $15,000 plus $1,500 for attendance (in person or by telephone) at each meeting of the Board and at each meeting of a committee of the Board that does not coincide with a meeting of the full Board, with one-third of the annual retainer to be paid in Common Stock commencing in May 2002, subject to approval of the 2002 Outside Directors Stock Plan. See "Approval of Adoption of 2002 Outside Directors Stock Plan". In 1998, the Company adopted the 1998 Deferred Compensation Plan for Directors (the "Deferred Plan"). The Deferred Plan provides a mechanism under which a director can elect to defer the payment of the foregoing fees until after the earlier of his or her death, resignation, removal or retirement as a director. To date, there have been no deferrals under the Deferred Plan.

     During 2001, the Company provided for the grant of options to purchase Common Stock to each non-employee director of the Company under the Company's Amended and Restated Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan, with respect to the granting of options, terminated at midnight on March 31, 2002. In 1997, each non-employee director was awarded options to purchase 10,000 shares of Common Stock at an exercise price equal to the initial public offering price per share ($14.00) upon consummation of the Company's initial public offering in May 1997. Newly elected non-employee directors joining the Board of Directors after the Company's initial public offering also were awarded options to purchase 10,000 shares of Common Stock under the Directors' Plan. In addition, the Directors' Plan provided that beginning on the date of the annual meeting of stockholders in May 1998 and on the date of each subsequent annual meeting for so long as shares were available under the Directors' Plan, each eligible director would receive options to purchase 2,000 shares of Common Stock. The Directors' Plan provides that one-third of the shares of Common Stock covered by an option grant will vest on the first anniversary of the date of the grant and on each succeeding anniversary until fully vested, provided that the optionee must be a non-employee director of the Company on each such anniversary in order for options to vest on such date. Subject to adjustment in accordance with the provisions of the Directors' Plan, the total amount of Common Stock for which options could be granted to directors under the Directors' Plan could not exceed in the aggregate 150,000 shares. Options to purchase 104,000 shares of Common Stock currently are outstanding under the Directors' Plan.

     As a further means of aligning directors' and stockholders' interests in the enhancement of stockholder value, in December 2000 the Board adopted resolutions that put in place stock ownership requirements for non-employee directors. Each non-employee director is required to accumulate Common Stock equal in value to one year's annual retainer. Non-employee directors serving on the Board at the time of adoption had until January 1, 2002 to accumulate the required stockholdings and newly elected non-employee directors have one year from their election to accumulate the required stockholdings.

     Subject to stockholder approval at the Annual Meeting, non-employee directors of the Company will receive stock options pursuant to the 2002 Outside Directors Stock Plan. See "Approval of Adoption of 2002 Outside Directors Stock Plan".

                       MANAGEMENT COMMON STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 19, 2002 by (i) each of the Company's directors, (ii) the Company's Chief Executive Officer and named executive officers (as hereinafter defined) and (iii) such directors and all executive officers as a group.

                                                               SHARES OF
                                                              COMMON STOCK
                                                              BENEFICIALLY   PERCENT OF
NAME                                                            OWNED(1)      CLASS(2)
----                                                          ------------   -----------
Patrick B. McGinnis.........................................     470,026(3)      4.9%
Mark J. Bates...............................................     114,394(4)      1.2%
Timothy E. Cahill...........................................      55,977(5)        *
Debra M. Murphy.............................................     180,981(6)      1.9%
Douglas R. Sharps...........................................     173,823(7)      1.8%
William C. Ballard, Jr......................................      56,001(8)        *
Jill L. Force...............................................      23,501(9)        *
John H. Newman..............................................      31,001(10)       *
Chris B. Van Arsdel.........................................      22,001(11)       *
Herbert A. Denton...........................................      80,034(12)       *
Lauren N. Patch.............................................       4,000           *
All executive officers and directors as a group (13
  persons)..................................................   1,377,731        14.4%

---------------

  * Beneficial ownership represents less than 1% of the Company's outstanding Common Stock.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he or she has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them. Shares have been rounded to avoid listing fractional shares issued in connection with the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan").
 (2) Based on an aggregate of 9,549,466 shares of Common Stock issued and outstanding as of March 19, 2002.
 (3) Includes 5,000 shares held by Mr. McGinnis's spouse. Also includes 354,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Company's Non-Qualified Stock Option Plan for Eligible Employees (the "Option Plan") and the Company's 1997 Stock Option Plan for Eligible Participants (the "Stock Option Plan").
 (4) Represents 4,058 shares acquired under the Stock Purchase Plan. Also includes 105,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Stock Option Plan.
 (5) Includes 53,333 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Stock Option Plan.
 (6) Includes 700 shares which are held by Ms. Murphy as trustee for a minor child. Also includes 160,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Option Plan and the Stock Option Plan.
 (7) Includes 148,750 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Option Plan and the Stock Option Plan.
 (8) Represents 5,000 shares held by Mr. Ballard in a charitable remainder trust for the benefit of his son, 5,000 shares held by Mr. Ballard in a charitable remainder trust for the benefit of his daughter and 10,000 shares held by Mr. Ballard in a charitable remainder trust for the benefit of his spouse. Mr. Ballard has sole voting power over the shares. Also, includes 16,001 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Directors' Plan.
 (9) Includes 16,001 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Directors' Plan.
(10) Represents 15,000 shares owned by Mr. Newman's spouse. Also includes 16,001 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Directors' Plan.
(11) Includes 16,001 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Directors' Plan.
(12) Represents 25,100 shares held through Providence Investors, LLC and 51,600 shares held through Providence Advisors. Also includes 3,334 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Directors' Plan.

                             EMPLOYMENT AGREEMENTS

     In May 1997, the Company entered into an employment agreement pursuant to which Mr. McGinnis serves as Chairman and Chief Executive Officer of the Company. The employment agreement had an initial term of three years, and was automatically renewed for a two year period in May 2000. The employment agreement will continue to renew automatically for subsequent two year periods, unless a notice of termination is delivered by either party within not less than sixty (60) days prior to the end of a renewal term. A notice of termination has not been delivered by either party with respect to the employment agreement's automatic renewal in May 2002.

     Under the terms of the agreement, Mr. McGinnis is entitled to a minimum base salary of $200,000. The Company may terminate the employment agreement and all of its obligations thereunder if Mr. McGinnis (i) materially breaches any term of the employment agreement, (ii) commits any other act in bad faith materially detrimental to the business or reputation of the Company, (iii) engages in illegal activities or is convicted of any crime involving fraud, deceit, or moral turpitude, or (iv) dies or becomes mentally or physically incapacitated or disabled and is materially unable to perform his obligations under the employment agreement. The Company's obligations under the employment agreement to pay salary, to provide for the continued vesting of stock option awards and to provide for health insurance benefits continue for the greater of the remainder of the renewal term or two years if the Company terminates the employment agreement for any reason other than (i)-(iv) above, or if Mr. McGinnis terminates the agreement for one of the following reasons (i) the Company materially breaches any term of the employment agreement, (ii) the Company assigns Mr. McGinnis duties, or significantly reduces his assigned duties, in a manner inconsistent with his position with the Company (without his consent), (iii) the Company requires Mr. McGinnis's relocation outside of the metropolitan Louisville, Kentucky area (without his consent), (iv) the Company fails to obtain the assumption of the employment agreement by any successors to the Company, or (v) a Change in Control Event (as defined in the employment agreement) occurs, and Mr. McGinnis's employment is terminated by Mr. McGinnis within 120 days thereafter (in this latter event, Mr. McGinnis may also be entitled to receive a certain Gross-Up Payment (as defined in the employment agreement)). The employment agreement contains certain confidentiality and noncompete provisions in favor of the Company.

     On February 12, 1999, the Company's Compensation Committee and Board of Directors approved an amendment to Mr. McGinnis's employment agreement to provide that his base salary would be subject to annual cost of living increases. The Compensation Committee and Board of Directors thereafter approved a cost of living adjustment to Mr. McGinnis's annual salary, increasing such salary by the Company's standard rate of 2.3% and making such salary increase retroactive to February 15, 1998. In 1999, the Compensation Committee and the Board of Directors, after consultation with an outside expert on executive compensation, increased Mr. McGinnis's annual base salary to $225,000, effective January 1, 2000. Mr. McGinnis's current annual base salary is $238,007.

     In addition, on June 30, 2000, pursuant to Board authorization and in accordance with the terms of an Amended Promissory Note (see "Certain Relationships and Related Transactions" for a description of the Amended Promissory Note), the Company and Mr. McGinnis entered into a deferred compensation agreement (the "Deferred Compensation Agreement"). Under the Deferred Compensation Agreement, 50% of the amount otherwise payable to Mr. McGinnis under the Company's Management Group Incentive Compensation Plan is to be deferred until the Amended Promissory Note is paid in full, with such deferred compensation then being paid in full to Mr. McGinnis within 30 days thereafter. The Company has full right of set-off against any deferred compensation under the Deferred Compensation Agreement should Mr. McGinnis default under the Amended Promissory Note. At the election of Mr. McGinnis, the payment of the deferred compensation, upon payment of the Amended Promissory Note, may be extended for a period of not more than ten years. At March 31, 2002, the amount of deferred compensation was $72,354, with accrued interest of $3,847.

     In February 2000, the Company entered into severance agreements (the "Severance Agreements") with Messrs. Bader, Bates and Sharps and Ms. Murphy which provide that in the event such executive officer is terminated by the Company without "Cause" (as such term is defined in the Severance Agreements), the Company would pay a lump sum to such executive officer equal to his then current annual base salary (the "Severance Amount") and for a period of 12 months from the date of termination, pay, or reimburse such executive officer for, the Company-paid portion of medical premiums under the Company's group health plan that would apply to such executive officer had he not been terminated, provided that the executive officer makes a timely election of such continuation coverage under COBRA. The Severance Agreements preclude payment of the Severance Amount if such executive officer is entitled to a severance or similar payment under any other agreement with the Company. The Severance Agreements also contain certain confidentiality, noncompete and nonsolicitation provisions in favor of the Company and provide that nothing contained therein shall limit the right of the Company to terminate or alter the terms of an employee's employment prior to a "Termination" (as such term is defined in the Severance Agreements). Messrs. Bader and Sharps and Ms. Murphy have since entered into New Severance Agreements (described below) with the Company which supersede their prior Severance Agreements.

     In February 2002, the Company entered into severance agreements (the "New Severance Agreements") with Messrs. Bader, Jefferson and Sharps and Ms. Murphy, which provide that in the event that the executive officer is terminated by the Company without "Cause" (as such term is defined in the New Severance Agreements), the Company would continue to pay that executive officer his or her base salary in effect on the date of termination for a period of one year following the day on which the termination occurs ("Severance Pay") and for a period of one year from the date of termination, pay, or reimburse such executive officer for, the Company-paid portion of medical premiums under the Company's group health plan that would apply to such executive officer had he or she not been terminated, provided that the executive officer makes a timely election of such continuation coverage under COBRA. Severance Pay would be paid and delivered to the executive officer on the same basis that the executive officer's regular base salary was paid and delivered prior to termination, would be reduced to the extent the executive officer receives compensation as an employee from an entity other than the Company during the one year period following termination, and would not include any amounts of incentive compensation.

     In addition, the New Severance Agreements provide that if the executive officer is terminated or voluntarily terminates employment for "Good Reason" (as such term is defined in the New Severance Agreements) within two years following a "Change in Control" (as such term is defined in the New Severance Agreements), the Company would make a "Change in Control Payment" to the executive offer, provided the executive officer is employed by the Company on the date of the Change in Control and was a member of the Company's "Management Group" (as defined by the Board) prior to the execution of a definitive agreement, if any, between the Company and any entity to be combined with the Company in connection with a Change in Control. The amount of the Change in Control Payment would be equal to one year of salary and one year of benefits continuation if the executive officer were a member of the Management Group for three years or less on the date of the Change in Control, and equal to two years of salary and two years of benefits continuation if the executive officer were a member of the Management Group for more than three years on the date of the Change in Control. In both cases, the Change in Control Payment would be paid as salary continuation in accordance with the payment provisions relating to Severance Pay. The New Severance Agreements preclude payment of Severance Pay if such executive officer is entitled to a Change in Control Payment. The New Severance Agreements also contain certain confidentiality, noncompete and nonsolicitation provisions in favor of the Company and provide that nothing contained therein shall be deemed to alter the executive officer's "at will" employment by the Company.

                             PRINCIPAL STOCKHOLDERS

     The table below sets forth certain information as of March 19, 2002 concerning persons known to the Board to be a "beneficial owner," as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of the Common Stock.

                                                               SHARES OF COMMON
                                                              STOCK BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                                   OWNED(1)         CLASS(2)
----------------                                              ------------------   ----------
PAR Investment Partners, L.P. ..............................      1,341,700(3)        14.1%
  One Financial Center, Suite 1600
  Boston, Massachusetts 02111
FMR Corp. ..................................................      1,112,500(4)        11.6%
  82 Devonshire Street
  Boston, Massachusetts 02109
Federated Investors, Inc. ..................................      1,039,800(5)        10.9%
  1001 Liberty Avenue
  Pittsburgh, Pennsylvania 15222
Dimensional Fund Advisors Inc. .............................        662,500(6)         6.9%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, California 90401
National City Corporation...................................        647,960(7)         6.8%
  1900 East Ninth Street
  Cleveland, Ohio 44114
Wachovia Bank, N.A. ........................................        576,000(8)         6.0%
  P.O. Box 3099
  Winston-Salem, North Carolina 27150
Heartland Advisors, Inc. ...................................        568,300(9)         6.0%
  798 North Water Street
  Milwaukee, Wisconsin 53202

---------------

 (1) See Note (1) under "Management Common Stock Ownership" herein.
 (2) Based on an aggregate of 9,549,466 shares of Common Stock issued and outstanding as of March 19, 2002.
 (3) The information regarding Par Investment Partners, L.P. ("Par Investment") is given in reliance upon a Schedule 13G filed with the Commission on February 14, 2002 by such stockholder, Par Group, L.P., the general partner of Par Investment ("Par Group"), Par Capital Management, Inc., the general partner of Par Group ("Par Capital"), and Arthur G. Epker, III ("Epker"). The Schedule 13G indicates that Par Investment, Par Group, Par Capital and Epker have sole voting power and sole dispositive power over 1,341,700 shares.
 (4) The information regarding FMR Corp. is given in reliance upon a Schedule 13F filed with the Commission on February 14, 2002.
 (5) The information regarding Federated Investors, Inc. is given in reliance upon a Schedule 13F filed with the Commission on February 14, 2002.
 (6) The information regarding Dimensional Fund Advisors Inc. ("Dimensional") is given in reliance upon a Schedule 13G/A filed with the Commission on February 12, 2002 by such stockholder. The Schedule 13G/A indicates that Dimensional serves as a registered investment advisor to four investment companies and as an investment manager to certain other commingled group trusts and separate accounts and that in its role as investment adviser or manager, Dimensional possesses voting and/or investment power over 662,500 shares. The Schedule 13G/A also indicates that Dimensional disclaims beneficial ownership of such shares.

 (7) The information regarding National City Corporation is given in reliance upon a Schedule 13F filed with the Commission on January 16, 2002.
 (8) The information regarding Wachovia Bank, N.A. is given in reliance upon a
     Schedule 13F filed with the Commission on January 29, 2002.
 (9) The information regarding Heartland Advisors, Inc. ("Heartland") is given in reliance upon a Schedule 13G filed with the Commission on January 16, 2002 by such stockholder and William J. Nasgovitz ("Nasgovitz"). The
     Schedule 13G indicates that Heartland has sole dispositive power over 568,300 shares. The Schedule 13G indicates that Nasgovitz has sole voting power over 568,300 shares.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers") for the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                      ANNUAL COMPENSATION                      AWARDS
                                      ---------------------------------------------------   ------------
                                                                                             SECURITIES
                                                                       ALL OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)(1)   OPTIONS (#)
---------------------------           ----   ----------   ---------   -------------------   ------------
Patrick B. McGinnis.................  2001    $231,750    $ 39,411(2)       $14,029                 0
  Chairman, Chief Executive           2000     225,000     105,296(2)        20,371           160,000
  Officer, Director                   1999     209,820      35,382           12,681            40,000
Timothy E. Cahill...................  2001     154,500      19,927           14,387                 0
  Senior Vice President -- Sales,     2000     150,000      45,455           16,467            50,000
  Marketing and Client Services       1999      22,501(3)        0              400            50,000
Debra M. Murphy.....................  2001     144,200      21,172           14,084                 0
  Executive Vice President --         2000     140,000      34,369           16,512            75,000
  Operations; HRI Division            1999     126,659      13,040            9,093            25,000
Douglas R. Sharps...................  2001     144,200      19,242           14,375                 0
  Executive Vice President --         2000     140,000      49,862           17,195            75,000
  Finance and Administration          1999     130,363      19,433           10,240            25,000
  Chief Financial Officer and
     Secretary
Mark J. Bates.......................  2001     144,200      15,863           13,294                 0
  Senior Vice President -- Systems    2000     140,000      52,960           15,148            75,000
                                      1999     126,438      19,040           10,502            25,000

---------------

(1) All other compensation for 2001, 2000 and 1999 includes amounts paid by the Company for matching 401(k) plan contributions and insurance premiums.
(2) Since June 30, 2000, 50% of the amount otherwise payable to Mr. McGinnis under the Company's Management Group Incentive Compensation Plan has been deferred under the Deferred Compensation Agreement between Mr. McGinnis and the Company. See "Employment Agreements".
(3) This amount represents the compensation Mr. Cahill received from October 19, 1999, the date he joined the Company, until December 31, 1999.

                               EXECUTIVE OFFICERS

                                                                                  EXECUTIVE OFFICER
NAME                                  AGE                 POSITION                      SINCE
----                                  ---                 --------                -----------------
Patrick B. McGinnis.................  54    Chairman of the Board, Chief                1997
                                            Executive Officer & Director
Robert G. Bader, Jr.................  45    Executive Vice President --                 1998
                                              Overpayments Operations
Mark J. Bates.......................  42    Senior Vice President -- Systems            1998
Timothy E. Cahill...................  36    Senior Vice President -- Sales,             1999
                                              Marketing and Client Services
Robert L. Jefferson.................  46    Senior Vice President -- Property           1999
                                            and Casualty Operations
Debra M. Murphy.....................  46    Executive Vice                              1997
                                            President -- Operations; HRI
                                              Division
Douglas R. Sharps...................  48    Executive Vice President -- Finance         1997
                                            and Administration, Chief Financial
                                              Officer & Secretary

     PATRICK B. MCGINNIS serves as Chairman, Chief Executive Officer and a director of the Company. In 1988, Mr. McGinnis left Humana Inc., where he served as Vice President -- Finance & Planning, to co-found the Company. He served as the Company's Chief Executive Officer until August 1996, when he left to become President of Medaphis Healthcare Information Technology Company, which provides a variety of sophisticated software solutions to healthcare enterprises throughout the United States. He rejoined the Company and assumed his current responsibilities in January 1997.

     ROBERT G. BADER, JR. serves as Executive Vice President -- Overpayments Operations. He assumed his current responsibilities in November 1999. Mr. Bader joined the Company in January 1998 as Senior Vice President -- Business Development. From 1992 until 1994 Mr. Bader served as Vice President of Strategic Planning of Blue Cross Blue Shield of Kentucky. In 1994, he assumed the positions of Chief Operating and Chief Financial Officer of Acordia of Louisville, one of the operating companies of Acordia, Inc., which was a publicly traded insurance brokerage and health administrative services company until wholly acquired by Anthem, Inc. in 1997.

     MARK J. BATES serves as Senior Vice President -- Systems. Before joining the Company in June 1998, Mr. Bates was Director of Application Development at Humana Inc. In his 14 years at Humana Inc., he held a variety of systems management responsibilities including Director of Technical Services, Director of Customer Service, and Director of Development Support. Mr. Bates is a 1981 graduate of Rose-Hulman Institute of Technology with a B.S. in Computer Science. He is a founding member of the Computer Information Systems Corporate Partner Program and a part-time instructor at the University of Louisville School of Business.

     TIMOTHY E. CAHILL serves as Senior Vice President -- Sales, Marketing and Corporate Client Solutions. Mr. Cahill joined the Company in October of 1999 from his previous position, where he served as an officer and as Vice President of Sales for Concentra Preferred Systems, a division of Concentra Managed Care.

     ROBERT L. JEFFERSON serves as Senior Vice President -- Property and Casualty Operations. He assumed his current responsibilities in November 2000 after having served as Senior Vice President -- Business Development since joining the Company in November 1999. From 1994 through 1999, he served as Director of Planning and Budget for AEGON USA, the domestic insurance division of AEGON's international operations. During the period of 1979 through 1994, he headed up financial reporting and budgeting for the Agency Group division of Providian Corporation, which was subsequently acquired by AEGON.

     DEBRA M. MURPHY serves as Executive Vice President -- Operations; HRI Division. Ms. Murphy joined the Company in 1991 as Sales and Marketing Manager. She was promoted to Director of Sales in October 1994, to Vice
President -- Sales in February 1996 and to Senior Vice President in November 1996. She
assumed her current responsibilities as Executive Vice President -- Operations in June 1998, and then Executive Vice President -- HRI Division in October 1999.

     DOUGLAS R. SHARPS serves as Executive Vice President -- Finance and Administration, Chief Financial Officer and Secretary. Mr. Sharps joined the Company in January 1990 as Vice President and General Counsel and became Chief Financial Officer in October 1994. He is also the principal of Sharps & Associates, PSC, a law firm that provides support to the Company and handles litigated recoveries in California, Florida, Illinois, Kentucky, Pennsylvania, Texas, Virginia and Wisconsin. He assumed his current responsibilities in January 1997.

                              STOCK OPTION GRANTS

     No options were granted during 2001 to the Chief Executive Officer or to any of the named executive officers (as previously defined in this Proxy Statement).

                             STOCK OPTION EXERCISES

     The table below shows the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by the Chief Executive Officer and each of the named executive officers (as previously defined in this Proxy Statement) as of December 31, 2001. The table also reflects the value for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of $4.60 of the Common Stock on December 31, 2001, the last trading date in 2001 for the Common Stock.

                      AGGREGATED OPTION EXERCISES IN 2001
                           AND YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN
                                                           OPTIONS AT               THE MONEY OPTIONS AT
                                                        DECEMBER 31, 2001             DECEMBER 31, 2001
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Patrick B. McGinnis..............................    308,667        141,333        $53,367       $204,133
Mark J. Bates....................................     81,667         68,333         25,432         95,896
Timothy E. Cahill................................     43,334         56,666         40,010         75,459
Debra M. Murphy..................................    136,667         68,333         25,433         95,896
Douglas R. Sharps................................    125,417         68,333         25,433         95,896

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below reflects the cumulative stockholder return (assuming reinvestment of dividends) on the Common Stock compared to the return of the Center for Research in Security Price Total Return Index for The Nasdaq Stock Market, U.S. Companies (the "Nasdaq Composite, U.S.") and the Company's peer group index for the periods indicated. This graph reflects the investment of $100.00 on May 22, 1997 (the date the Company's initial public offering was completed by Medaphis Corporation ("Medaphis")) in the Common Stock, the Nasdaq Composite, U.S., the Company's 2000 peer group and the Company's 2001 peer group. The Company's 2001 peer group consists of the following companies: CCC Information Services Group, Health Management Systems, Inc., INSpire Insurance Solutions, Inc., Maximus, Inc., National Research, Inc., Profit Recovery Group International and QuadraMed. The companies constituting the Company's 2000 and 2001 peer group were selected based on business model, product market and market capitalization. In order to obtain a more representative sample, the Company deleted Core, Inc., which is no longer a publicly traded company, and MedQuist, Inc. from the 2001 peer group.

                            5/22/   6/30/   9/30/   12/31    3/31/   6/30/   9/30/   12/31    3/31/   6/30/   9/30/   12/31
                            1997    1997    1997    /1997    1998    1998    1998    /1998    1999    1999    1999    /1999
 TROV Annual Values          100     131     153     151      158     134      68     115       33      32      19      25
 2000 Peer Group Annual
 Values                                               95      130     112     104     118       95     107      94      85
 2001 Peer Group Annual
 Values                                               85      125     115     103     115       93      96      88      81
 NASDAQ Annual Values        100     105     123     114      134     138     123     160      179     196     200     296

                            3/31/   6/30/   9/29/   12/29    3/30/   6/29/   9/28/   12/31
                            2000    2000    2000    /2000    2001    2001    2001    /2001
 TROV Annual Values           22      24      30      20       28      35      27      31
 2000 Peer Group Annual
 Values                       77      65      48      46       47      62      59      65
 2001 Peer Group Annual
 Values                       72      51      40      43       42      56      56      60
 NASDAQ Annual Values        333     289     268     186      134     157     109     142

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In 2001, the Compensation Committee consisted of William C. Ballard, Jr., Jill L. Force and Lauren N. Patch, three non-employee members of the Board (the "Compensation Committee"). Ms. Force resigned from the Compensation Committee in March 2002, and was replaced by John H. Newman, who is also a non-employee member of the Board. The Compensation Committee receives input regarding compensation for the executive officers from the Chief Executive Officer and hired the company William M. Mercer, Incorporated ("Mercer") as a consultant regarding the payment of executive compensation.

     Currently, the Chief Executive Officer, Mr. Patrick B. McGinnis, is a party to an employment agreement that provides for his participation in the Management Group Incentive Compensation Plan, and to a deferred compensation agreement under which 50% of the amount otherwise payable to Mr. McGinnis under the Management Group Incentive Compensation Plan is deferred. See "Employment Agreements". In addition, each of the other executive officers of the Company, except Mr. Cahill, is a party to a severance agreement. See "Employment Agreements".

     Compensation Components. The components of the Company's executive compensation program consist of base salaries, cash bonuses and stock options. The Company's compensation program is designed to provide competitive base salaries for the Company's executive officers, and incentive compensation and long-term incentives that retain the executive officers and motivate them to achieve the Company's business objectives over the long-term.

     Management Group Incentive Compensation Plan. The Company has annually adopted a performance-based bonus plan. The plan typically creates a nondiscretionary bonus pool and a discretionary bonus pool from which cash bonuses are paid to its participants based on performance-based thresholds set forth in the plan, the discretion of the Board of Directors and each participant's achievement of annual goals. Near the beginning of each year, the Compensation Committee approves these goals for each participant in the plan for that year. After the end of each year, based on its evaluation of the Chief Executive Officer's performance in achieving his goals for the year and attaining the Company's financial results, the Compensation Committee may then grant Mr. McGinnis an annual bonus from the discretionary bonus pool. Mr. McGinnis recommends to the Compensation Committee the discretionary annual bonus for the executive officers based on each executive officer's performance in attaining that employee's goals for the year, as well as the Company's financial results. In 2001, the participants in the plan were Messrs. McGinnis, Bader, Bates, Cahill, Jefferson and Sharps and Ms. Murphy.

     Stock Option Plans. The Company maintains stock option plans designed to align executives' and stockholders' interests in the enhancement of stockholder value. Stock options are granted under these plans to certain officers, key employees and consultants of the Company by the Compensation Committee. Stock options may be granted annually if available and if supported by the Company's growth, profitability, retention goals, and related compensation concerns. To foster long-term commitments, executives' options typically vest over a period of at least three years (the Company's most recent grants of options in 2000 vest over a five-year period) and remain outstanding for ten years. In accordance with United States Treasury Department regulations, in the event the value realized upon the exercise of options by any "covered" employee (the difference between the per share exercise price and the market price on the date of exercise multiplied by the number of options exercised) when combined with such employee's other "covered" compensation in the year of exercise exceeds $1.0 million, the Company will be unable to deduct the amount of such excess compensation.

     Required Stockholdings. As a further means of aligning executives' and stockholders' interests in the enhancement of stockholder value, the Compensation Committee has put in place stock ownership requirements for executive officers. Each executive officer is required to accumulate Common Stock equal in value to one year's base compensation. Executive officers employed by the Company at the time of adoption of the stock ownership requirements have until December 31, 2005 to accumulate the required stockholdings and new executive officers have five years from their appointment to accumulate the required stockholdings.

     Supplemental Retirement Savings Plan. The Company has adopted a non-qualified deferred compensation plan under which certain key employees of the Company may defer up to 16% of their compensation (reduced by the amount they could have deferred under the Company's 401(k) Plan). The Company matches employee contributions equal to the contributions that would have been made under the Company's 401(k) Plan but for certain tax restrictions. Participants are entitled to receive distributions upon termination of employment. The Company may fund all or part of its obligations under this plan in a trust reachable by the Company's general creditors.

     Deductibility of Certain Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to publicly held corporations for compensation in excess of $1 million per employee in any taxable year that is paid to the corporation's chief executive officer or to its four other most highly compensated executive officers. No executive officer received more than $1 million in compensation in 2001 that will be subject to the Section 162(m) limitation on deductibility.

     Chief Executive Officer Compensation. As discussed earlier in this Proxy Statement, the Company entered into an employment agreement with the Chief Executive Officer in May 1997 which automatically renewed for a two-year period in May 2000 (the "Employment Agreement") and will automatically renew for an additional two-year period in May 2002, unless either party gives prior written notice to the contrary. The employment agreement contains certain confidentiality and noncompete provisions. Pursuant to the Employment Agreement, Mr. McGinnis is entitled to receive a minimum base salary of $200,000 and is eligible to participate in the Management Group Incentive Compensation Plan. On February 12, 1999, the Company's Compensation Committee and Board of Directors approved an amendment to the Employment Agreement to provide for annual cost of living adjustments to Mr. McGinnis's base salary at the same percentages given to the Company's employees generally in the normal course of business. In 1999, the Compensation Committee and the Board of Directors, after consultation with Mercer, an outside expert on executive compensation, increased Mr. McGinnis's annual base salary to $225,000, effective January 1, 2000. Mr. McGinnis's current annual base salary is $238,007. See "Employment Agreements".

     The Compensation Committee determines the amount of discretionary bonuses that Mr. McGinnis receives under the Management Group Incentive Compensation Plan, based on his performance with respect to achieving the goals for the year approved by the Compensation Committee, as well as financial results. Under a deferred compensation agreement, 50% of the amount otherwise payable to Mr. McGinnis under the Company's Management Group Incentive Compensation Plan is deferred. See "Employment Agreements".

     In addition, to augment Mr. McGinnis's long-term incentive for continued employment with the Company, Mr. McGinnis has been granted options to acquire shares of the Common Stock under the Company's Option Plan and Stock Option Plan.

                                          COMPENSATION COMMITTEE

                                          William C. Ballard, Jr., Chairperson
                                          John H. Newman
                                          Lauren N. Patch

April 3, 2002

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described earlier in this Proxy Statement, the Company has a Compensation Committee of the Board. William C. Ballard, Jr., Jill L. Force and Lauren N. Patch served on the Compensation Committee during

2001. Ms. Force resigned from the Compensation Committee in March 2002, and was replaced by John H. Newman. None of the current members of the Compensation Committee or members of the Compensation Committee during 2001 were officers of the Company or had any relationship requiring disclosure under Securities and Exchange Commission regulations.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's financial reporting processes, including specifically its system of internal control, and for the preparation of all financial statements in conformity with accounting principles generally accepted in the United States of America. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for reviewing the Company's quarterly financial statements and auditing the Company's annual financial statements and for expressing an opinion on the conformity of the audited financial statements with accounting principals generally accepted in the United States of America. In 2001, the Audit Committee consisted of John H. Newman, Jill L. Force and Chris B. Van Arsdel. In March 2002, Mr. Newman resigned from the Audit Committee and was replaced by Lauren N. Patch, effective April 1, 2002.

     Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the opinions and communications of the Company's independent accountants. Accordingly, the Audit Committee's review does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's activities do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principals generally accepted in the United States of America or that the Company's independent accountants are in fact independent.

     In this context:

     - The Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2001 Annual Report on Form 10-K with the Company's management and the independent accountants prior to the filing of the Form 10-K with the Securities and Exchange Commission (the "Commission").

     - The Audit Committee reviewed and discussed the unaudited financial statements contained in the Company's Quarterly Reports on Form 10-Q for each of the quarters ended in 2001 with the Company's management and the independent accountants prior to the filing thereof with the Commission.

     - The Audit Committee reviewed and discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     - The Audit Committee received from the independent accountants written disclosures regarding the accountants' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the accountants their independence from the Company and its management.

     In reliance on the reviews and discussions noted above and subject to the limitations set forth above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Commission.

                                          AUDIT COMMITTEE

                                          Jill L. Force, Chairperson
                                          Lauren N. Patch
                                          Chris B. Van Arsdel

April 3, 2002

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     MCGINNIS DEMAND NOTE. On February 12, 1999, the Board of Directors approved a loan in the amount of $350,000 to Patrick B. McGinnis, the Chairman and Chief Executive Officer of the Company, in exchange for a full recourse promissory note in the same amount from Mr. McGinnis. On June 30, 2000, at the direction of the Board of Directors and in accordance with terms authorized by it, the Company loaned Mr. McGinnis an additional $500,000. Under these terms, the $500,000 loan to Mr. McGinnis was combined with his existing debt to the Company of $350,000 of principal and $36,520 of accrued interest. Mr. McGinnis delivered to the Company his full recourse promissory note in the amount of $886,520, bearing interest at a fixed rate of 6.62% per annum, compounded annually (the "Amended Promissory Note"), and the Company cancelled the old promissory note evidencing the prior debt. The Amended Promissory Note provides for mandatory prepayments from certain of the proceeds received by Mr. McGinnis from his sale of the Company's securities and any related transactions. At March 31, 2002, the promissory note of $886,520 and accrued interest of $102,073 were outstanding. The proceeds of these loans were to enable Mr. McGinnis to repay debts originally incurred by him to pay income taxes related to the ordinary income deemed to have been received by him on account of Common Stock granted to him in connection with the initial public offering of the Company's stock in May 1997, as well as to enable him to purchase additional stock in the initial public offering.

     On June 30, 2000, pursuant to Board authorization and in accordance with the terms of the Amended Promissory Note, the Company and Mr. McGinnis entered into a Deferred Compensation Agreement. Under the Deferred Compensation Agreement, 50% of the amount otherwise payable to Mr. McGinnis under the Company's Management Group Incentive Compensation Plan is to be deferred until the Amended Promissory Note is paid in full, with such deferred compensation then being paid in full to Mr. McGinnis within 30 days thereafter. The Company has full right of set-off against any deferred compensation under the Deferred Compensation Agreement should Mr. McGinnis default under the Amended Promissory Note. At the election of Mr. McGinnis, the payment of the deferred compensation, upon payment of the Amended Promissory Note, may be extended for a period of not more than ten years. At March 31, 2002, the amount of deferred compensation was $72,354, with accrued interest of $3,847.

     SHARPS & ASSOCIATES. As part of its obligations under client contracts, the Company generally pays for the legal representation of clients, as required in the recovery process. A portion of those payments is made in the form of a retainer to Sharps & Associates PSC, a law firm solely owned by Douglas R. Sharps, the Company's Executive Vice President -- Finance and Administration, Chief Financial Officer and Secretary. This law firm employs 29 attorneys, 18 paralegals and 1 administrative assistant at its offices in Pittsburgh, Pennsylvania; Louisville, Kentucky; Pleasanton, California; Chicago, Illinois; Tampa, Florida; Milwaukee,

Wisconsin; Dallas, Texas; and Locust Grove, Virginia. The Company paid approximately $3,385,000 to such related party during the year ended December 31, 2001 for legal services. However, Mr. Sharps receives no financial or other personal benefits from his ownership of the firm.

     SUBRO-AUDIT, INC. AND O'DONNELL LEASING CO., LLP ASSET PURCHASE. On January 25, 1999, the Company acquired the assets and certain liabilities of Subro-Audit, Inc., a Wisconsin corporation, and a related entity, O'Donnell Leasing Co., LLP, a Wisconsin limited liability partnership (together, "SAI"), pursuant to an Asset Purchase Agreement by and among the Company, SAI, Kevin O'Donnell and Leah Lampone. Kevin O'Donnell and Leah Lampone owned all of the outstanding capital stock of Subro-Audit, Inc. and were the sole general partners of O'Donnell Leasing Co., LLP. The Company paid approximately $24.4 million to SAI. The Company paid an additional $5.3 million pursuant to an earn-out arrangement. The final amount of $2.5 million was paid on June 7, 2001, and $2.8 million was paid on May 18, 2000.

     The total consideration paid for the assets was determined through arm's length negotiations between representatives of the Company, SAI, Kevin O'Donnell and Leah Lampone. None of the Company and to the knowledge of the Company, any director or officer or any associate of any such director or officer of the Company had any material relationship with SAI, Kevin O'Donnell or Leah Lampone prior to the acquisition.

     In conjunction with the acquisition, Kevin M. O'Donnell entered into an employment agreement under which he served as Executive Vice
President -- Corporate and as President of the SAI Sales Division for a term expiring on April 23, 2001.

           APPROVAL OF ADOPTION OF 2002 OUTSIDE DIRECTORS STOCK PLAN
                                    (ITEM 2)

     The Board has adopted, subject to approval by the stockholders at the Annual Meeting, the Trover Solutions, Inc. Outside Directors Equity Compensation Plan (the "2002 Outside Directors Stock Plan"). The purpose of the 2002 Outside Directors Stock Plan is to promote the interest of the Company by granting non-employee directors the right to elect to receive compensation in Common Stock in lieu of cash and by authorizing the Board to grant options and stock appreciation rights and to make Common Stock awards to non-employee directors in order to (1) attract and retain such directors, (2) provide an additional incentive to each such director to work to increase the value of the Company's stock and (3) provide each such director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders. The 2002 Outside Directors Stock Plan replaces the Directors' Plan, which terminated at midnight on March 31, 2002, with respect to the granting of options.

     A total of 250,000 shares of Common Stock have been reserved for issuance under the 2002 Outside Directors Stock Plan. The complete text of the plan is set forth in Appendix B to this Proxy Statement. The following is a summary of certain provisions of the 2002 Outside Directors Plan and is qualified in its entirety by reference to the plan.

SUMMARY OF 2002 OUTSIDE DIRECTORS STOCK PLAN

Administration

     The 2002 Outside Directors Stock Plan is administered by the Board, which has the power to interpret the plan and to take such action in administering the plan as called for under the plan and as the Board deems equitable under the circumstances.

Stock in Lieu of Cash

     Under the 2002 Outside Directors Stock Plan, each director of the Company who is not an employee of the Company or a Company subsidiary or affiliate, as defined in the plan, (hereafter referred to as a "director") has the right to elect to receive Common Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of

     - any installment of his or her annual cash retainer fee as a director,

     - any fee payable in cash to him or to her for attending a meeting of the Board or a committee of the Board, and

     - any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board.

In any event, however, each director will receive not less than one-third of his or her annual retainer fee in Common Stock, regardless of whether he or she makes an election under the plan.

     The number of shares of Common Stock that a director will receive in lieu of a cash payment is determined by dividing the amount of the cash payment that the director elected to receive in the form of stock by the closing price of the stock as listed in the Wall Street Journal (the "fair market value") for the meeting date giving rise to such cash payment (or for the immediately preceding business day if the closing price of the Common Stock is not listed in the Wall Street Journal for the meeting date), and rounding down to the nearest whole share of stock.

Options

     Each director automatically will be granted an option under the 2002 Outside Directors Stock Plan to purchase 10,000 shares of Common Stock on the effective date of his or her initial election or appointment as a member of the Board at an option exercise price equal to the fair market value of a share of the Common Stock on such date. Further, each director automatically will be granted each calendar year subsequent to the calendar year in which his or her initial election or appointment as a member of the Board becomes effective, options under the plan to purchase 1,000 shares of Common Stock as of each March 31, June 30, September 30, and December 31, if he or she is still a director on such grant date, at an exercise price equal to the fair market value of a share of the Common Stock on such date.

     The exercise price for each option granted under the 2002 Outside Directors Stock Plan may be paid either in cash, in Common Stock held for at least 6 months, or in any combination thereof, or through any cashless exercise procedure which is acceptable to the Board or its delegate and which is facilitated through a sale of Common Stock. Any payment made in Common Stock will be treated as equal to the fair market value of such Common Stock on the date the certificate for such Common Stock is presented to the Board, or its delegate, in appropriate form. In addition, each option granted under the 2002 Outside Directors Stock Plan will be subject to such terms and conditions as the Board deems consistent with the plan and will be exercisable at such time as set forth in the option certificate that evidences the grant of the option. In any event, however, no option may be exercised following the tenth anniversary of grant.

Stock Appreciation Rights and Stock Awards

     The Board, acting in its absolute discretion, has the power to grant stock appreciation rights to directors under the 2002 Outside Directors Stock Plan from time to time. A stock appreciation right is a right to receive the excess of the appreciated value of a share of Common Stock in the future over the fair market value of the stock at the time the stock appreciation right is granted. The Board may impose such terms and conditions for the exercise of stock appreciation rights as the Board deems appropriate; provided, however, no stock appreciation right may be exercised more than ten years after the date that it is granted. Upon exercise, a stock appreciation right may be settled in cash, Common Stock, or a combination of cash and Common Stock, as determined by the Board.

     The Board, acting in its absolute discretion, has the power to make awards of Common Stock ("stock awards") to directors under the 2002 Outside Directors Stock Plan. In the Board's discretion, stock awards may be made subject to one or more grant conditions and one or more employment, performance or other forfeiture conditions. If a cash dividend is paid on a share of Common Stock issued under a stock award before the date the director's interest in such stock
(i) is forfeited or (ii) becomes non-forfeitable, the dividend will be paid directly to the director. If a dividend payable in Common Stock is paid on a share issued under a stock award during such period, the stock dividend will be treated as part of the related stock award, and the director's interest in such stock dividend will be forfeited or become non-forfeitable at the same time as the stock with respect to which the dividend was paid is forfeited or becomes non-forfeitable.

Non-transferable

     Without the consent of the Board, options, stock appreciation rights and stock awards granted under the 2002 Outside Directors Stock Plan are not transferable by a director other than by will or by the laws of descent and distribution.

Adjustment of Shares

     Under the 2002 Outside Directors Stock Plan, the number, kind or class (or any combination thereof) of shares of Common Stock available for issuance under the plan, the number, kind or class (or any combination thereof) of shares of stock subject to outstanding options, stock appreciation rights and stock awards, and the exercise price for outstanding options and base price for outstanding stock appreciation rights are subject to equitable adjustment by the Board in the event of a change in capitalization, including (but not limited to) such changes as stock dividends or stock splits.

     The Board, as part of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation has the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Internal Revenue Code of 1986, as amended (the "Code")) the number, kind or class (or any combination thereof) of shares of Common Stock reserved for issuance under the 2002 Outside Directors Stock Plan. Furthermore, the Board, as part of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation has the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Common Stock subject to outstanding stock awards under the plan and any related grant and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to outstanding options and stock appreciation rights and the related option exercise price and stock appreciation right base price. Finally, the Board has the right (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) to make stock awards and option and stock appreciation right grants to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that a corporate transaction calls for such substitution or assumption of such stock awards and stock option and stock appreciation right grants.

Change in Control

     If there is a change in control of the Company (as defined in the plan) on any date, then any and all conditions to the exercise of all outstanding options and stock appreciation rights on such date and any and all outstanding issuance and forfeiture conditions on any stock awards on such date automatically will be deemed satisfied in full on such date, and the Board will have the right (to the extent expressly required as part of such transaction) to cancel such options, stock appreciation rights and stock awards after providing each director a reasonable period (which period shall not be less than 30 days) to exercise his or her options and stock appreciation rights and to take such other action as necessary or appropriate to receive the Common Stock subject to any stock grants.

Amendment and Termination

     The 2002 Outside Directors Stock Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no amendment will be made absent the approval of the stockholders of the Company to the extent such approval is required under applicable law. The Board also may suspend granting options or stock appreciation rights or making stock awards under the plan at any time and may terminate the plan at any time. The Board may not, however, modify or cancel any option, stock appreciation right or stock award made before any such suspension or termination unless (i) the director consents in writing to such modification or cancellation or (ii) there is a dissolution or liquidation, a change in control or a corporate merger, consolidation, acquisition of property or stock, separation or reorganization.

     If the Board does not earlier terminate the 2002 Outside Directors Stock Plan, no option, stock appreciation right or stock award may be made under the plan on or after the earlier of (i) the tenth anniversary of the effective date of the plan or (ii) the date on which all of the Common Stock reserved for issuance under the plan has been issued or is no longer available for use under the plan.

ESTIMATE OF BENEFITS

     The following table sets forth the estimated benefits that will be received by the persons listed therein under the 2002 Outside Directors Stock Plan:

                   2002 OUTSIDE DIRECTORS STOCK PLAN BENEFITS

NAME AND PRINCIPAL POSITION                              DOLLAR VALUE ($)   NUMBER OF UNITS
---------------------------                              ----------------   ---------------
Patrick B. McGinnis....................................        N/A                  N/A
  Chairman, Chief Executive Officer, Director
Timothy E. Cahill......................................        N/A                  N/A
  Senior Vice President -- Sales, Marketing
  and Client Services
Debra M. Murphy........................................        N/A                  N/A
  Executive Vice President -- Operations;
  HRI Division
Douglas R. Sharps......................................        N/A                  N/A
  Executive Vice President -- Finance and
  Administration, Chief Financial Officer and Secretary
Mark J. Bates..........................................        N/A                  N/A
  Senior Vice President -- Systems
Executive Group........................................        N/A                  N/A
Non-Executive Director Group(1)........................      *                  250,000
Non-Executive Officer Employee Group...................        N/A                  N/A

---------------

  * Undeterminable at this time. Options, Common Stock and stock appreciation rights granted under the 2002 Outside Directors Stock Plan may be subject to vesting requirements as determined by the Board. The exercise price for the options to be granted under the 2002 Outside Directors Stock Plan will be equal to the fair market value of a share of the Common Stock on the date of grant. The base value for the stock appreciation rights to be granted under the 2002 Outside Directors Stock Plan will be equal to no less than the fair market value of a share of the Common Stock on the date of grant. The market value of the Common Stock underlying the Common Stock, options and stock appreciation rights that may be granted under the 2002 Outside Directors Stock Plan was $1,567,500 as of the close of business on April 1, 2002 (based on the closing price of the Company's Common Stock on such date of $6.27). The Company does not anticipate granting stock appreciation rights or restricted stock under the 2002 Outside Directors Plan in 2002.

(1) The Company's current non-executive directors are William C. Ballard, Jr., Herbert A. Denton, Jill L. Force, John H. Newman, Lauren N. Patch and Chris
    B. Van Arsdel.

FEDERAL INCOME TAX CONSEQUENCES

     A description of the federal income tax consequences under present law of participation in the 2002 Outside Directors Stock Plan is set forth below. The description is only a general summary based on current federal income tax laws, regulations, and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described in this Proxy Statement. Individual circumstances may vary these results. Furthermore, directors participating in the 2002 Outside Directors Stock Plan may be subject to taxes other than federal income taxes, such as state and local income taxes and estate or inheritance taxes.

Stock in Lieu of Cash

     A director will not be subject to any federal income tax upon an election to receive Common Stock in lieu of cash as part of his or her compensation package. However, the director generally will recognize ordinary income on the fair market value of the shares of Common Stock issued pursuant to an election to him or her at the time of issuance of the shares. The Company will be entitled to a corresponding federal income tax deduction at the same time and in the same amount as the income recognized by the director.

Options

     A director will not be not subject to any federal income tax upon the grant of a stock option under the 2002 Outside Directors Stock Plan, nor will the grant of the option result in a federal income tax deduction for the Company.

     Upon the exercise of an option, a director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock transferred to the director over the option exercise price. If, however, the director's sale of the shares within six months of the transfer would subject him or her to suit under Section 16(b) of the Securities Exchange Act of 1934, the director will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date. In this case, income will be based on the difference between the option exercise price and the fair market value of the shares on the date that is the earlier of (i) six months after the date of the transfer or (ii) the first date that the shares can be sold by the director without liability under Section 16(b). A director may elect with the Internal Revenue Service, however, to have income recognized on the date of transfer under the rules of Section 83(b) of the Code. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the director in the year the ordinary income is recognized by the director.

     Depending on the period the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of an option generally will result in a short-term or a long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares transferred to the director when the option was exercised.

     Special rules not discussed above apply to a director who exercises an option by paying the option exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

Stock Appreciation Rights

     A director will not be subject to any federal income tax upon the award of a stock appreciation right under the 2002 Outside Directors Stock Plan, but will recognize ordinary income in an amount equal to the cash and the fair market value of any Common Stock received upon his or her exercise of the stock appreciation right. The Company will be entitled to a corresponding federal income tax deduction equal to the amount of ordinary income recognized by the director.

Stock Awards

     A director ordinarily will not be subject to any federal income tax upon the grant of a stock award if the shares of Common Stock are subject to restrictions that amount to a substantial risk of forfeiture and render it nontransferable, as provided in Section 83 of the Code, and the director does not make a timely election under Section 83(b) of the Code. Upon expiration of the restriction period applicable to the Common Stock, the director will recognize ordinary income equal to the fair market value of the Common Stock. The Company will be entitled to a corresponding federal income tax deduction equal to the amount of ordinary income recognized by the director.

     A director who receives a stock award subject to restrictions may file a
Section 83(b) election with the Internal Revenue Service not later than 30 days after the transfer of the Common Stock to the director. If a director makes a
Section 83(b) election, he or she will recognize ordinary income in an amount equal to the fair market value of the Common Stock received on the date of the award, determined without regard to the restrictions applicable to the stock. The Company will be entitled to a deduction at that time in the same amount. If a participant makes a Section 83(b) election and thereafter forfeits the Common Stock prior to the expiration of the applicable restriction period, the director will not be entitled to a deduction for the forfeited shares. If a director sells the Common Stock after expiration of the applicable restriction period, the director will recognize capital gain or loss upon the sale equal to the difference between the sale price and the amount previously recognized by the director as ordinary income.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board considers the 2002 Outside Directors Stock Plan to be important to the Company's ability to compete for top talent and a significant incentive to promote the Company's success and, therefore, in the best interests of the Company's stockholders. The Board recommends a vote FOR approval of the 2002 Outside Directors Stock Plan.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                    (ITEM 3)

     The Board has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for 2002, subject to ratification of this appointment by the stockholders of the Company. PricewaterhouseCoopers LLP has served as independent accountants of the Company since 1997. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

AUDIT FEES

     Fees for the calendar year 2001 audit of the Company's financial statements and the reviews of quarterly reports on Form 10-Q were $82,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     No fees for financial information systems design and implementation were billed during the year ended December 31, 2001.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP were $118,718 during the year ended December 31, 2001. These services included:

     - audits and review of specific financial information in connection with an earn-out payment with respect to SAI;

     - tax services;

     - employee benefit plan audit; and

     - various accounting consultations.

     All audit and nonaudit services provided by PricewaterhouseCoopers LLP are approved by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the accountants' independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent (10%) of the Common Stock to file certain reports with respect to each such person's beneficial ownership of the Common Stock, including statements of changes in beneficial ownership on Form 4. In addition,
Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Based solely upon a review of Forms 3 and 4 and amendments thereto, all such persons complied with the applicable reporting requirements.

ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

     A copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto (other than Exhibit 99.1), accompanies this Proxy Statement. The Company will provide copies of the exhibits, should they be requested by eligible stockholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

                                          Trover Solutions, Inc.
                                          1400 Watterson Tower
                                          Louisville, Kentucky 40218
                                          Attention: Douglas R. Sharps
                                                Executive Vice President --
                                                Finance and Administration,
                                                Chief Financial Officer and
                                                     Secretary

     The "Trover Solutions, Inc. Private Securities Litigation Reform Act of 1995 Safe Harbor Compliance Statement for Forward-Looking Statements", attached as Exhibit 99.1 to the Form 10-K accompanying this Proxy Statement, is hereby incorporated herein and in the other materials provided with this Proxy Statement by reference thereto.

STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Company no later than December 4, 2002 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Any stockholder proposal to be considered at next year's annual meeting but not included in the proxy statement must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting; provided, however, that if less than 70 days notice or public disclosure of the date of the meeting is given or made to stockholders, in order to be timely, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure is made.

OTHER PROPOSALS

     The Board of Directors knows of no other proposals to be brought before the meeting. However, if any other proposals should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock. In addition, the Company has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies with respect to shares of the Company's Common Stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mail, by telephone or by personal calls. The anticipated cost of Georgeson's services is a fee of $4,500 plus reasonable out-of-pocket expenses.

                                          By Order of the Board of Directors,

                                          /s/ Douglas R. Sharps
                                          Douglas R. Sharps
                                          Executive Vice President --
                                          Finance and Administration,
                                          Chief Financial Officer
                                          and Secretary

Louisville, Kentucky
April 3, 2002

                                                                      APPENDIX A

                             TROVER SOLUTIONS, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

     The Audit Committee of the Board of Directors of Trover Solutions, Inc. (the "Company") shall provide assistance to the corporate directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Company's management is responsible for preparing the Company's financial reports and the Company's independent accountants are responsible for auditing those financial reports.

     The Audit Committee's primary duties and responsibilities are to:

     - Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

     - Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

     - Oversee that management has established and maintained processes to assure compliance by the Company with all laws, regulations, and statements and directives of regulatory or professional bodies applicable to the Company's accounting policies and financial reporting (including the disclosures practices pertaining to such laws, regulations, statements and directives) and with the Company's internal policies that are relevant to such matters.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be composed of 3 or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financials consistent with Section IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and reassess, at least annually, the adequacy of this Charter, and make recommendations to the Board, as conditions dictate, to update this Charter.

     2. Review with management and the independent accountants the Company's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

     3. Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  Independent Accountants

     4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' review of the financial statements and controls of the Company. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

     5. Oversee independence of the accountants by:

     - receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1 ("ISB No. 1");

     - reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

     - recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

     6. Based on the review and discussions referred to in Section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. In addition, the Audit Committee will prepare the report required by Item 306 of Regulation S-K promulgated by the Securities and Exchange Commission for inclusion in the Company's proxy statement for its annual meeting.

  Financial Reporting Process

     7. In conjunction with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

     8. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

     9. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

     10. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

  Legal Compliance/General

     11. Make inquiry of the Company's senior management about outstanding litigation and pending or threatened legal matters that may have a material impact on the Company's financial statements and, as appropriate, review any such matters with the Company's legal counsel.

     12. Report through its Chairperson to the Board following meetings of the Audit Committee.

     13. Maintain minutes or other records of meetings and activities of the Audit Committee.

                                                                      APPENDIX B

                             TROVER SOLUTIONS, INC.

                   OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN

                                   SECTION 1

                             BACKGROUND AND PURPOSE

     The purpose of this Plan is to promote the interest of the Company by granting Directors the right to elect to receive compensation in Stock in lieu of cash and by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants to Directors in order (1) to attract and retain Directors, (2) to provide an additional incentive to each Director to work to increase the value of Stock and (3) to provide each Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                   SECTION 2

                                  DEFINITIONS

     2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under sec. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Board -- means the Board of Directors of the Company.

     2.3 Change in Control -- means the occurrence of any of the following:

          (a) the adoption of a plan of merger or consolidation of the Company with any other corporation as a result of which the holders of the outstanding voting stock of the Company as a group would receive less than 50% of the voting stock of the surviving or resulting corporation;

          (b) the adoption of a plan of liquidation or the approval of the dissolution of the Company;

          (c) the sale or transfer of all or substantially all of the assets of the Company;

          (d) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date of this Agreement or whose appointment, election or nomination for election was previously so approved or recommended; or

          (e) any individual, entity, group (within the meaning of Section 13(d)(3) of the 1934 Act and the rules promulgated under such act), or other person acquires in a single transaction or a series of transactions more than 30% of the outstanding shares of the Company's common stock.

     2.4 Code -- means the Internal Revenue Code of 1986, as amended.

     2.5 Committee -- means the Board of Directors of the Company.

     2.6 Company -- means Trover Solutions, Inc. and any successor to Trover Solutions, Inc.

     2.7 Director -- means any member of the Board who is not an employee of the Company or a Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

     2.8 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with sec. 2.8(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.9 Issuance Date -- means (i) with respect to shares of Stock to be issued for fees earned on the date of a regular quarterly Board meeting, the date of such meeting and (ii) with respect to shares of Stock to be issued for fees earned between regular quarterly Board meetings, the date of the next regular Board meeting.

     2.10 1933 Act -- means the Securities Act of 1933, as amended.

     2.11 1934 Act -- means the Securities Exchange Act of 1934, as amended.

     2.12 Option -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of sec. 422 of the Code.

     2.13 Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted under this Plan.

     2.14 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.15 Plan -- means this Trover Solutions, Inc. Outside Directors Equity Compensation Plan as effective as adopted by the Board on February 1, 2002 and as amended from time to time thereafter.

     2.16 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.17 Stock -- means the $.001 par value common stock of the Company.

     2.18 Stock Grant -- means Stock granted under sec. 10.

     2.19 Stock Grant Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Grant.

     2.20 SAR Value -- means the value assigned to a share of Stock in connection with the grant of a Stock Appreciation Right under sec. 9.

     2.21. Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under sec. 9.

     2.22 Stock Appreciation Right Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Director as part of an Option.

     2.23 Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of the Company.

                                   SECTION 3

                           SHARES RESERVED UNDER PLAN

     Subject to sec. 14, there shall be 250,000 shares of Stock reserved for issuance under this Plan, which number of shares of Stock shall include the number of shares which remain available under the Trover Solutions, Inc. Amended and Restated Directors' Stock Option Plan immediately before the effective date of this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option or Stock Grant which remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or which are forfeited after issuance and any shares of Stock subject to issuance under a Stock Appreciation Right which remain unissued after the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for issuance under this Plan. Any shares of Stock used to satisfy a withholding obligation shall be treated as issued under this Plan and not again become available for grants under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.

                                   SECTION 4

                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any issuance of Stock under sec. 7, and any Option or Stock Appreciation Right granted or Stock Grant made before such shareholder approval automatically shall be granted subject to such approval.

                                   SECTION 5

                                 ADMINISTRATION

     This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 15 and sec. 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Director and on each other person directly or indirectly affected by such action.

                                   SECTION 6

                                  ELIGIBILITY

     All Directors shall be eligible to elect under sec. 7 to receive compensation in Stock in lieu of cash, and all Directors shall be eligible for the grant of Options and Stock Appreciation Rights and for Stock Grants under this Plan.

                                   SECTION 7

                             STOCK IN LIEU OF CASH

     7.1 Election. Each Director shall have the right on or after the effective date of this Plan to elect (in accordance with sec. 7.2) to receive Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of:

          (a) any installment of his or her annual cash retainer fee as an Director;

          (b) any fee payable in cash to him or to her for attending a meeting of the Board or a committee of the Board; and

          (c) any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board;

provided, however, that each director shall be paid not less than one-third ( 1/3) or his or her annual retainer fee in Stock, regardless of whether an election is made.

     7.2 Election and Election Revocation Procedure. An election by a Director under sec. 7.1 to receive Stock in lieu of cash shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of the Company. An election may apply to one, or more than one, cash payment described in sec. 7.1. After a Director has made an election under this sec. 7.2, he or she may elect to revoke such election or may elect to revoke such election and make a new election. Any such subsequent election shall be made in writing and shall be effective as of the date the Director delivers such election to the Secretary of the Company. There shall be no limit on the number of elections which a Director can make under this sec. 7.2.

     7.3 Number of Shares. The number of shares of Stock which a Director shall receive in lieu of any cash payment shall be determined by the Company by dividing the amount of the cash payment which the Director has elected under sec. 7.1 to receive in the form of Stock by 100% of the Fair Market Value of a share of Stock on the Issuance Date, and by rounding down to the nearest whole share of Stock. Such shares shall be issued to the Director as of the Issuance Date.

     7.4 Insufficient Shares. If the number of shares of Stock available under this Plan is insufficient as of any date to issue the Stock called for under sec. 7.3, the Company shall issue Stock under sec. 7.3 to each Director based on a fraction of the then available shares of Stock, the numerator of which fraction shall equal the amount of the cash payment to the Director on which the issuance of such Stock was to be based under sec. 7.1 and the denominator of which shall equal the amount of the total cash payments to all Directors on which the issuance of such Stock was to be based under sec. 7.1. All elections made under this sec. 7 thereafter shall be null and void, and no further Stock shall be issued under this Plan with respect to any such elections.

     7.5 Restriction on Shares. The Company shall have the right to issue the shares of Stock which a Director shall receive in lieu of any cash payment subject to a restriction that the Director have no right to transfer such Stock (except to the extent permissible under Rule 16b-3) for the six month period which starts on the date the Stock is issued or to take such other action as the Company deems necessary or appropriate to make sure that the Director satisfies the applicable holding period requirement, if any, set forth in Rule 16b-3.

                                   SECTION 8

                                    OPTIONS

     8.1 Grants. Each Director automatically shall be granted an Option under this Plan to purchase 10,000 shares of Stock on the date his or her initial election or appointment as a member of the Board becomes effective at an Option Price equal to the Fair Market Value of a share of Stock on such date, provided shares of Stock are still available under this Plan on such date.

     Each Director automatically shall be granted each calendar year subsequent to the calendar year in which his or her initial election or appointment as a member of the Board becomes effective, Options under this Plan to purchase 1,000 shares of Stock as of each March 31, June 30, September 30, and December 31, if he or she is still a Director on such grant date and shares of Stock are still available under this Plan on such date at an Option Price equal to the Fair Market Value of a share of Stock on such date.

     Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall (except as expressly provided under the terms of this Plan) set forth such terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

     8.2 Payment. The Option Price shall be payable in full upon the exercise of any Option. The Option Price may be paid either in cash, by check or in Stock which has been held for at least 6 months, or in any combination of cash, check and such Stock, or through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee. Any use of Stock in the exercise of an Option shall comply with sec. 17.6 with respect to Section 16 of the 1934 Act and Rule 16 thereunder.

     8.3 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of the date which is the tenth anniversary of the date the Option is granted. An Option Certificate may provide for the exercise of an Option after a Director's status as such has terminated for any reason whatsoever, including death or disability.

                                   SECTION 9

                           STOCK APPRECIATION RIGHTS

     9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     9.2 Terms and Conditions.

     (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock on which the Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

     (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock on which the Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Director's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

     9.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this sec. 9.3.

                                   SECTION 10

                                  STOCK GRANTS

     10.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants to Directors. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Director's interest in any Stock which has been issued will become non-forfeitable.

     10.2 Conditions.

     (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Directors generally or for a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under sec. 10.2(b) for the related Stock Grant.

     (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Directors generally or for a Director in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable under sec. 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under sec. 3 as of the date of such forfeiture.

     10.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Director. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Director's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Director also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

     10.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to the Director as soon as practicable thereafter.

                                   SECTION 11

                              NON-TRANSFERABILITY

     No Option, Stock Grant or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Director's lifetime only by the Director. The person or persons to whom an Option or Stock Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Director.

                                   SECTION 12

                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, the Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates representing the Stock transferred under sec. 7 or upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                   SECTION 13

                                  LIFE OF PLAN

     No Stock shall be issued under sec. 7 and no Option or Stock Appreciation Right shall be granted or Stock Grant made under this Plan on or after the earlier of:

          (1) the tenth anniversary of the effective date of this Plan (as determined under sec. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

          (2) the date on which all of the Stock reserved under sec. 3 has (as a result of the issuance of Stock under sec. 7, the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 14

                                   ADJUSTMENT

     14.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.

     14.2 Mergers. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3. Furthermore, the Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) to make any Stock Grants and Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option and stock appreciation right grants.

     14.3 Fractional Shares. If any adjustment under this sec. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 14 by the Committee shall be conclusive and binding on all affected persons.

                                   SECTION 15

                               CHANGE IN CONTROL

     If there is a Change in Control of the Company on any date, then any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants on such date automatically shall be deemed satisfied in full on such date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Stock Grants after providing each Director a reasonable period (which period shall not be less than 30 days) to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants.

                                   SECTION 16

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant made before such suspension or termination unless (x) the Director consents in writing to such modification, amendment or cancellation or (y) there is a dissolution or liquidation of the Company or a transaction described in sec. 14 or sec. 15.

                                   SECTION 17

                                 MISCELLANEOUS

     17.1 Shareholder Rights. No Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Director. Subject to sec. 10.3, a Director's rights as a shareholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

     17.2 No Right to Continue to Serve. The issuance of shares of Stock under sec. 7, the grant of an Option or a Stock Appreciation Right or a Stock Grant to a Director under this Plan shall not constitute a right to continue to serve on the Board and shall not confer on a Director any rights upon his or her termination of service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

     17.3 Withholding. Each issuance of Stock under sec. 7 and each Option, Stock Appreciation Right and Stock Grant shall be made subject to the condition that the Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to such issuance of Stock or the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Stock Grant Certificate that a Director may elect to satisfy such minimum statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

     17.4 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Kentucky. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     17.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

     17.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

     17.7 Loans. If approved by the Committee, the Company may lend money to, or guarantee loans made by a third party to, any Director to finance all or a part of the exercise of any Option granted under this Plan or the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

     17.8 Provision for Income Taxes. The Committee acting in its absolute discretion shall have the power to authorize and direct the Company to pay a cash bonus (or to provide in the terms of a Stock Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate for the Company to make such payment) to a Director to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to his or her exercise of an Option or Stock Appreciation Right or his or her interest in the shares of Stock issued under his or her Stock Grant becoming non-forfeitable and, further, to pay any such tax liability attributable to such cash bonus.

     IN WITNESS WHEREOF, Trover Solutions, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          TROVER SOLUTIONS INC.

                                          (Douglas R. Sharps)
                                          Douglas R. Sharps
                                          Executive Vice President -- Finance &
                                          Administration, Chief Financial
                                          Officer
                                          and Secretary

Date: February 19, 2002

                             TROVER SOLUTIONS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                ON MAY 10, 2002

    The undersigned hereby appoints PATRICK B. McGINNIS and DOUGLAS R. SHARPS, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Trover Solutions, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Friday, May 10, 2002 at 9:30 a.m., local time, at Watterson Tower, Louisville, Kentucky 40218, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect two (2) Class B directors to three-year terms expiring at the 2005 annual meeting of stockholders:

    [ ] FOR all nominees listed [ ] WITHHOLD AUTHORITY to vote for all nominees listed
        (except as marked below to the contrary)
     William C. Ballard, Jr.
     Lauren N. Patch

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                       STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) To approve the adoption of the Trover Solutions, Inc. Outside Directors Equity Compensation Plan:

    [ ] FOR                        [ ] AGAINST                       [ ] ABSTAIN

(3) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company to serve for 2002:
    [ ] FOR                        [ ] AGAINST                       [ ] ABSTAIN

                                (Continued, and to be signed, on the other side)

                            (Continued from other side)

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE OTHER SIDE OF THIS PROXY.

                                                      Date

   --------------------------------------------------------------------------- ,
    2002

                                                      --------------------------

                                                      --------------------------

    Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                               PLEASE COMPLETE, DATE AND SIGN
                                               THIS PROXY AND RETURN IT
                                               PROMPTLY IN THE ENCLOSED
                                               ENVELOPE, WHETHER OR NOT YOU
                                               PLAN TO ATTEND THE ANNUAL
                                               MEETING. IF YOU ATTEND THE MEET
                                               ING, YOU MAY VOTE IN PERSON IF
                                               YOU WISH, EVEN IF YOU HAVE
                                               PREVIOUSLY RETURNED YOUR PROXY.
                                   Proxy Card